Rule 497(e)

File Nos. 333-203855; 811-23054

GREAT-WEST SECUREFOUNDATION® II Variable Annuity

Individual Flexible Premium Variable Deferred Annuity Contract Issued by

Variable Annuity-8 Series Account of

Great-West Life & Annuity Insurance Company of New York

Supplement dated October 1, 2020 to the Prospectus dated May 1, 2020

This Supplement amends certain information contained in the Prospectus dated May 1, 2020.

Background

On October 2, 2020, your Individual Retirement Account (“IRA”) provider will be removing the Class L shares of the Great-West SecureFoundation Lifetime Funds and the Great-West SecureFoundation Balanced Fund from your IRA investment platform, and will be replacing them with the corresponding Investor Class shares of the same funds. The Investor Class shares are less expensive than the Class L shares because the Investor Class shares do not pay distribution and service (12b-1) fees.

If you have money invested in (or have allocated future contributions to) any of the Class L shares of the Great-West SecureFoundation Lifetime Funds or the Great-West SecureFoundation Balanced Fund, your investment(s) in such Class L shares will automatically be transferred (or redirected) to the Investor Class shares of the same fund. For example, if you have money invested in Class L shares of the Great-West SecureFoundation Lifetime 2050 Fund, then your money will automatically be transferred to the Investor Class shares of the Great-West SecureFoundation Lifetime 2050 Fund. Any benefits you have under this Great-West SecureFoundation II Variable Annuity will automatically transfer and continue with the Investor Class shares.

Accordingly, effective October 2, 2020, the Prospectus is revised as follows:

Fee Tables

The following tables describe the fees and expenses that you, as the Contractowner, will pay under the Contract. The first table describes the fees and expenses that you will pay at the time you allocate Contributions, surrender, or Transfer cash value between investment options. State Premium Tax may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Contract Termination Charge	None
Transfer Fee	None

The next table describes the maximum and current fees and expenses that you will pay periodically during the time that you own the Contract, not including Covered Fund fees and expenses.

	Maximum Fee	Current Fee
Contract Maintenance Charge[i]	$100.00	$0.00
Separate Account Annual Expenses (as a percentage of average Contract Value)
Variable Asset Charge	1.00%	0.00%
Guarantee Benefit Fee (as a percentage of Covered Fund Value)ii	1.50%	0.90%
Total Separate Account Annual Expenses including Guarantee Benefit Fee	2.50%	0.90%

The next item shows the minimum and maximum total operating expenses charged by the Covered Funds for the year ended December 31, 2019. Expenses may be higher or lower in the future. More detail concerning the fees and expenses of each Covered Fund is contained in the Covered Fund prospectus.

Total Annual Covered Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.62%	0.69%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contractowner maximum transaction expenses, Contract fees, Separate Account annual expenses, and Covered Fund fees and expenses.

The Example assumes that you invest $10,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Covered Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$411.00	$1,240.00	$2,079.00	$4,226.00

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$411.00	$1,240.00	$2,079.00	$4,226.00

The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.

The Covered Funds

Each of the Covered Funds is managed by GWCM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the GLWB. Offering the GLWB in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Funds relative to other funds. This may suppress the value of the benefits provided by the GLWB because your Benefit Base will reset only when your Covered Fund Value is higher than your Benefit Base. We took into account the Covered Funds’ use of strategies to lower volatility when we selected them for use with the GLWB. Receipt of revenue sharing is a prominent factor in the selection of Covered Funds available under the Contract, which may limit the menu of funds available under the Contract. In addition, each Covered Fund is a fund of funds, which means you will pay fees at both fund levels, which may reduce your investment return. Only Investor Class shares of the Covered Funds are available under the Contract.

1.Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.

2.You will pay the Guarantee Benefit Fee separately on each Covered Fund Value after the Benefit Base is established with respect to the Covered Fund. The Benefit Base for the Great-West SecureFoundation® Lifetime Funds may be established after your Election Date. The Guarantee Benefit Fee information is found under the section “The Guaranteed Lifetime Withdrawal Benefit.”

The Covered Funds have the following investment objectives. There is no guarantee that any of the Covered Funds will achieve its investment objective.

The investment objective of the Great-West SecureFoundation® Balanced Fund is to seek long-term capital appreciation and income.

The Great-West SecureFoundation® Lifetime Funds are target date funds, which are managed to hold a more conservative mix of assets as the date in the fund name (the “Target Date”) approaches:

Great-West SecureFoundation® Lifetime 2020 Fund

Great-West SecureFoundation® Lifetime 2025 Fund

Great-West SecureFoundation® Lifetime 2030 Fund

Great-West SecureFoundation® Lifetime 2035 Fund

Great-West SecureFoundation® Lifetime 2040 Fund

Great-West SecureFoundation® Lifetime 2045 Fund

Great-West SecureFoundation® Lifetime 2050 Fund

Great-West SecureFoundation® Lifetime 2055 Fund

Great-West SecureFoundation® Lifetime 2060 Fund

The objective of each Great-West SecureFoundation® Lifetime Fund is to seek long-term capital appreciation and income consistent with its current asset allocation. The mix of assets held by each Great-West SecureFoundation® Lifetime Fund becomes more conservative until 10 years before the Target Date after which the Great-West SecureFoundation® Lifetime Fund will invest 50% to 70% of its assets in equity funds and 30% to 50% of its assets in bond funds.

Meeting investment objectives depends on various factors, including, but not limited to, how well the Covered Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Covered Funds will achieve their stated objectives.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and

Statement of Additional Information dated May 1, 2020.

Please read this Supplement carefully and retain it for future reference.